UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 3, 2004

                              NTL INCORPORATED
           (Exact name of registrant as specified in its charter)

      Delaware             File No. 000-22616               52-1822078
     (State of          (Commission File Number)           (IRS Employer
   Incorporation)                                       Identification No.)

           909 Third Avenue, Suite 2863, New York, New York 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:     (212) 906-8440


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                             TABLE OF CONTENTS

Item 2.02.  Results of Operations and Financial Condition

SIGNATURES

Exhibit 99.1

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Item 2.02.  Results of Operations and Financial Condition

     On November 3, 2004, NTL Incorporated issued a press release announcing results for the six months ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NTL INCORPORATED


Date:  November 3, 2004                 By:    /s/ Jacques Kerrest
                                             ------------------------

                                             Name: Jacques Kerrest
                                             Title:Chief Financial Officer

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                               EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1        Press release, dated 3 November 2004, issued by the Registrant.